UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2009

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On January 26, 2009, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the fourth quarter and year ended December 31, 2008. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on January 27, 2009, the Company will hold a teleconference for analysts and media to discuss results for the fourth quarter and year ended December 31, 2008. The teleconference is webcast on the Company’s website at www.albemarle.com.

The press release attached as Exhibit 99.1 includes net income excluding special items that relate to the disposition of the Port de Bouc, France facility, restructuring costs at various Company locations and a net tax benefit. Net income excluding special items is a financial measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). This measure is presented to exclude the impact of certain non-recurring items on the Company’s results. The Company has reported net income excluding special items because management believes that this financial measure is more reflective of the Company’s operations, provides transparency to investors and enables period-to-period comparability of financial performance. Net income excluding special items should not be considered as an alternative to net income determined in accordance with GAAP. The Company has included in the press release a reconciliation of net income excluding special items, the non-GAAP financial measure, to net income, the most directly comparable financial measure calculated and reported in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1    Press release, dated January 26, 2009, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2009

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release, dated January 26, 2009, issued by the Company.